SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 27, 2003
                        (Date of earliest event reported)

Commission         Registrant; State of Incorporation;         I.R.S. Employer
File Number           Address; and Telephone Number           Identification No.

     1-3525       AMERICAN ELECTRIC POWER COMPANY, INC.               13-4922640
                  (A New York Corporation)
                  1 Riverside Plaza
                  Columbus, Ohio 43215
                  Telephone (614) 223-1000


Item 5.  Other Events and Regulation FD Disclosure.

     On February 27, 2003, American Electric Power Company, Inc. (the "Company") entered into an Underwriting Agreement with J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters named therein, relating to the offering and sale by the Company of up to 57,500,000 shares of the Company's common stock. On February 28, 2003, the Company filed a Prospectus Supplement relating to the offering of common stock, dated February 27, 2003, to the Prospectus dated February 26, 2003 (the "Prospectus"), included as part of the Registration Statement on Form S-3 of the Company, AEP Capital Trust I, AEP Capital Trust II and AEP Capital Trust III (File Nos. 333-86050, 333-86050-1, 333-86050-2 and 333-86050-3).

Item 7.  Financial Statements and Exhibits

(c)   Exhibits

1.1 Underwriting Agreement, dated February 27, 2003, between the Company and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters named in Exhibit 1 thereto in connection with the offer and sale of 50,000,000 shares of the Company's common stock.

4.1      Form of Common Stock Certificate.


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           AMERICAN ELECTRIC POWER COMPANY, INC.


                           By: /s/ Thomas G Berkemeyer
                           Name: Thomas G. Berkemeyer
                           Title: Assistant Secretary



March 3, 2003



                                                                     Exhibit 1.1


                      AMERICAN ELECTRIC POWER COMPANY, INC.

                             Underwriting Agreement

                               50,000,000 Shares*

                                  Common Stock
                                ($6.50 par value)

                             Dated February 27, 2003

      AGREEMENT made between AMERICAN ELECTRIC POWER COMPANY, INC., a corporation organized and existing under the laws of the State of New York (the Company), and the several persons, firms and corporations (the Underwriters) named in Exhibit 1 hereto.

                                   WITNESSETH:

      WHEREAS, the Company proposes to sell to the Underwriters 50,000,000 shares of common stock, $6.50 par value (Common Stock), of the Company (the Underwritten Shares); and

      WHEREAS, the Company also proposes to grant to the Underwriters an option to purchase up to an additional 7,500,000 shares of Common Stock to cover over-allotments (the Option Shares; the Option Shares, together with the Underwritten Shares, being hereinafter called the Shares); and

      WHEREAS, the Underwriters have designated the persons signing this Agreement (collectively, the Representatives) to execute this Agreement on behalf of the respective Underwriters and to act for the respective Underwriters in the manner provided in this Agreement; and

      WHEREAS, the Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933 (the Act), with the Securities and Exchange Commission (the Commission), a registration statement (File No. 333-86050) and a prospectus relating to $3,000,000,000 principal amount of its securities, including the Shares, and such registration statement has become effective; and

      WHEREAS, such registration statement, including the financial statements, the documents incorporated or deemed incorporated therein by reference, the exhibits thereto, being herein called the Registration Statement, and the prospectus, including the documents incorporated or deemed incorporated therein by reference, constituting a part of such Registration Statement, as it may be last amended or supplemented prior to the effectiveness of this Agreement, but excluding any amendment or supplement relating solely to securities other than the Shares, being herein called the Basic Prospectus, and the Basic Prospectus, as supplemented by a preliminary prospectus supplement and a final prospectus supplement (the Prospectus Supplement) to include information relating to the Shares, including the names of the Underwriters, the price and terms of the offering, the interest rate and certain other information relating to the Shares, which will be filed with the Commission pursuant to Rule 424(b) of the Commission's General Rules and Regulations under the Act (the Rules), including all documents then incorporated or deemed to have been incorporated therein by reference, being herein called the Prospectus.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed between the parties as follows:

      1. Purchase and Sale: (a) Upon the basis of the warranties and representations and on the terms and subject to the conditions herein set forth, the Company agrees to sell to the respective Underwriters named in Exhibit 1 hereto, severally and not jointly, and the respective Underwriters, severally and not jointly, agree to purchase from the Company, the respective number of Underwritten Shares set opposite their names in Exhibit 1 hereto, together aggregating all of the Underwritten Shares, at a purchase price equal to $20.3215 per Share.

            (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, not more than 7,500,000 Option Shares at the same purchase price per share as the Underwriters shall pay for the Underwritten Shares. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Shares by the Underwriters. Said option may be exercised one time, in whole or in part on or before the 30th day after the date of the Prospectus. Said option shall be exercised upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Shares as to which the several Underwriters are exercising the option and the settlement date. The number of shares of the Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Shares to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Shares, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

      2. Payment and Delivery: Delivery of and payment for the Underwritten Shares and the Option Shares (if the option provided for in Section 1(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 a.m., New York City time, on March 4, 2003, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Shares being herein called the Closing Date). Delivery of the Shares shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Shares and the Option Shares shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

      If the option provided for in Section 1(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Shares (at the expense of the Company) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Shares occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Shares, and the obligation of the Underwriters to purchase the Option Shares shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 3 hereof. Any settlement date for the Option Securities after the Closing Date shall be such date as the Company and the Representatives may agree, but in no event shall such date be sooner than the third Business Day following the exercise of the option provided for in Section 1(b) hereof.

      3. Conditions of Underwriters' Obligations: The several obligations of the Underwriters hereunder to purchase Underwritten Shares and the Option Shares, as the case may be, are subject to the accuracy of the warranties and representations on the part of the Company on the date hereof and at the Closing Date, and if applicable, the settlement date pursuant to Section 2 hereof, and to the following other conditions:

            (a) That all legal proceedings to be taken and all legal opinions to be rendered in connection with the sale of the Shares shall be satisfactory in form and substance to Dewey Ballantine LLP, counsel to the Underwriters and the Company shall have furnished such counsel all documents and information that it may reasonably request to enable it to pass upon such matters.

            (b) That, at the Closing Date, the Representatives shall be furnished with the following opinions, dated the day of the Closing Date, with conformed copies or signed counterparts thereof for the other Underwriters, with such changes therein as may be agreed upon by the Company and the Representatives with the approval of Dewey Ballantine LLP, counsel to the Underwriters:

                  (i) Opinion of Simpson Thacher & Bartlett, substantially in the form attached hereto as Exhibit A-1, and either of Thomas G. Berkemeyer, Esq. or David C. House, Esq., counsel to the Company, substantially in the form attached hereto as Exhibit A-2;

                  (ii) Opinion of Dewey Ballantine LLP, counsel to the
            Underwriters, substantially in the form attached hereto as Exhibit
            B;

            (c) That the Representatives shall have received letters from Deloitte & Touche LLP in form and substance satisfactory to the Representatives, (A) dated as of the date of this Agreement and substantially in the form of Exhibit C hereto and (B) dated as of the Closing Date, reaffirming the statements made in the letter furnished pursuant to clause (A) above, except that the specified date referred to shall be a date not more than five business days prior to the Closing Date.
            (d) That no amendment to the Registration Statement and that no prospectus or prospectus supplement of the Company (other than the prospectus or amendments, prospectuses or prospectus supplements relating solely to securities other than the Shares) relating to the Shares and no document which would be deemed incorporated in the Prospectus by reference filed subsequent to the date hereof and prior to the Closing Date shall contain material information substantially different from that contained in the Registration Statement which is unsatisfactory in substance to the Representatives or unsatisfactory in form to Dewey Ballantine LLP, counsel to the Underwriters.

            (e) That, at the Closing Date, an appropriate order of the Commission under the Public Utility Holding Company Act of 1935, as amended (the 1935 Act) necessary to permit the sale of the Shares to the Underwriters, shall be in effect; and that, prior to the Closing Date, no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act by the Commission or proceedings therefor initiated.

            (f) That, at the Closing Date, there shall not have been any material adverse change in the business, properties or financial condition of the Company from that set forth in the Prospectus (other than changes referred to in or contemplated by the Prospectus), and that the Company shall, at the Closing Date, have delivered to the Representatives a certificate of an executive officer of the Company to the effect that, to the best of his knowledge, information and belief, there has been no such change.

            (g) That the Company shall have performed such of its obligations under this Agreement as are to be performed at or before the Closing Date by the terms hereof.

            (h) Subsequent to the date of this Agreement, there shall not have been decreases in the ratings of the Company's senior unsecured debt securities by both Moody's Investors Services, Inc. (Moody's) and Standard & Poor's Ratings Group (S&P) as follows: (i) a decrease by Moody's to a rating of below Baa3 and (ii) a decrease by S&P to a rating of below BBB-.

            (i) That, at the Closing Date, the Shares shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, and satisfactory evidence of such actions shall have been provided to the Representatives.

            (j) That, at the Closing Date, each of the executive officers and directors of the Company listed in Exhibit D shall have entered into an agreement substantially in the form attached hereto as Exhibit E.

      In case any of the conditions specified in this Section 3 shall not have been fulfilled, this Agreement may be terminated by the Underwriters at any time at or prior to the Closing Date upon written notice thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in Section 4(f), Section 4(g) and Section 4(h) hereof and except for any liability under Section 7 hereof.

      4. Certain Covenants of the Company: In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

            (a) As soon as practicable, and in any event within the time prescribed by Rule 424 under the Act, to file the Prospectus with the Commission; as soon as the Company is advised thereof, to advise the Representatives and confirm the advice in writing of any request made by the Commission for amendments to the Registration Statement or Prospectus or for additional information with respect thereto or of the entry of a stop order suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceedings for that purpose and, if such a stop order should be entered by the Commission, to make every reasonable effort to obtain the prompt lifting or removal thereof.

            (b) To deliver to the Underwriters, without charge, as soon as practicable (and in any event within 24 hours after the date hereof), and from time to time thereafter during such period of time (not exceeding nine months) after the date hereof as they are required by law to deliver a prospectus, as many copies of the Prospectus (as supplemented or amended if the Company shall have made any supplements or amendments thereto, other than supplements or amendments relating solely to securities other than the Shares) as the Representatives may reasonably request; and in case any Underwriter is required to deliver a prospectus after the expiration of nine months after the date hereof, to furnish to any Underwriter, upon request, at the expense of such Underwriter, a reasonable quantity of a supplemental prospectus or of supplements to the Prospectus complying with Section 10(a)(3) of the Act.

            (c) To furnish to the Representatives, upon request, a copy, certified by the Secretary or an Assistant Secretary of the Company, of the Registration Statement as initially filed with the Commission and of all amendments thereto (exclusive of exhibits), other than amendments relating solely to securities other than the Shares and, upon request, to furnish to the Representatives sufficient plain copies thereof (exclusive of exhibits) for distribution of one to the other Underwriters.

            (d) For such period of time after the date hereof as they are required by law to deliver a prospectus, if any event shall have occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not contain any untrue statement of a material fact or not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, immediately to notify the Underwriters of such event and forthwith to prepare and furnish, at its own expense during the period ending nine months from the date of this Agreement, and thereafter at the Underwriters' expense, to the Underwriters and to dealers (whose names and addresses are furnished to the Company by the Representatives) to whom principal amounts of the Shares may have been sold by the Representatives for the accounts of the Underwriters and, upon request, to any other dealers making such request, copies of such amendments to the Prospectus or supplements to the Prospectus.

            (e) As soon as practicable, the Company will make generally available to its security holders and to the Underwriters an earnings statement or statement of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (f) To use its best efforts to qualify the Shares for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Representatives may designate within six months after the date hereof and itself to pay, or to reimburse the Underwriters and their counsel for, reasonable filing fees and expenses in connection therewith in an amount not exceeding $3,500 in the aggregate (including filing fees and expenses paid and incurred prior to the effective date hereof), provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process or to file annual reports or to comply with any other requirements deemed by the Company to be unduly burdensome.

            (g) To pay all expenses, fees and taxes (other than transfer taxes on resales of the Shares by the respective Underwriters, but including all amounts relating to (i) the Company's costs and expenses for travel, lodging and incidental expenses relating to investor presentations on any "road show" undertaken in connection with the marketing of the Shares;
      (ii) the listing of the Shares on the New York Stock Exchange; (iii) the preparation of the Registration Statement, the Preliminary Prospectus Supplement and the Prospectus Supplement (and any amendments or supplements thereto); (iv) the sale and delivery of the Shares; (v) the reasonable fees and disbursements of counsel and accountants for the Company; and (vi) the printing and delivery of the Preliminary Prospectus Supplement and the Prospectus Supplement) in connection with the sale and delivery of the Shares, except that the Company shall be required to pay the fees and disbursements (other than disbursements referred to in paragraph (f) of this Section 4) of Dewey Ballantine LLP, counsel to the Underwriters, only in the events provided in paragraph (h) of this Section 4 and paragraph (a) of Section 7, the Underwriters hereby agreeing to pay such fees and disbursements in any other event.

            (h) If the Underwriters shall not take up and pay for the Shares due to the failure of the Company to comply with any of the conditions specified in Section 3 hereof, or, if this Agreement shall be terminated in accordance with the provisions of Section 9(b) or 13(ii) hereof, to pay the fees and disbursements of Dewey Ballantine LLP, counsel to the Underwriters, and, to reimburse the Underwriters for their reasonable out-of-pocket expenses, in an aggregate amount not exceeding a total of $50,000, incurred in connection with the financing contemplated by this Agreement.

            (i) To use its best efforts to cause the Shares to be accepted for clearance and settlement through the facilities of The Depositary Trust Company.

            (j) The Company will timely file any certificate required by the 1935 Act in connection with the sale of the Shares.

            (k) The Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934 (1934 Act), any shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock other than as provided in this Agreement; or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement, provided, however, that the Company may issue and sell Common Stock pursuant to the terms of any employee stock option plan, stock ownership plan, dividend reinvestment plan or any other similar plan of the Company in effect as of the date hereof and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding as of the date hereof.

            (l) se its reasonable efforts to effect the listing of the Shares on the New York Stock Exchange.

      5. Representations and Warranties of the Company: The Company represents and warrants to, and agrees with each Underwriter, as set forth below:

            (a) The Registration Statement on its effective date complied with the applicable provisions of the Act and the rules and regulations of the Commission and the Registration Statement at its effective date did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Basic Prospectus on the date of this Agreement and the Prospectus when first filed in accordance with Rule 424(b) complies, and at the Closing Date the Prospectus will comply, with the applicable provisions of the Act, and the rules and regulations of the Commission, the Basic Prospectus on the date of this Agreement and the Prospectus when first filed in accordance with Rule 424(b) under the Act do not, and the Prospectus at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to any statements or omissions made in the Registration Statement, the Basic Prospectus or the Prospectus in reliance upon and in conformity with information furnished in writing to the Company by, or through the Representatives on behalf of, any Underwriter expressly for use in the Registration Statement, the Basic Prospectus or Prospectus.

            (b) The documents incorporated by reference in the Registration Statement or Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder, and as of such time of filing, when read together with the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise referred to or contemplated therein, there has been no material adverse change in the business, properties or financial condition of the Company.

            (d) This Agreement has been duly authorized, executed and delivered by the Company.

            (e) The execution, delivery and performance of this Agreement, the issuance of the Shares and the consummation by the Company of the transactions contemplated herein is not in violation of its charter or bylaws, will not result in the violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court having jurisdiction over the Company or its properties and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement).

            (f) The Shares have been duly authorized and, when issued and delivered in accordance with the provisions of this Agreement, will be duly and validly issued, fully paid and non-assessable.

            (g) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale by the Company of the Shares or the transactions by the Company contemplated in this Agreement, except (A) such as may be required under the Act or the rules and regulations thereunder; (B) such as may be required under the 1935 Act; and (C) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws.

            (h) The Company and each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the
      Act) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

            (i) The consolidated financial statements of the Company and its consolidated subsidiaries together with the notes thereto, included or incorporated by reference in the Prospectus present fairly the financial position of the Company at the dates or for the periods indicated; said consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles applied, apart from reclassifications disclosed therein, on a consistent basis throughout the periods involved; and the selected consolidated financial information of the Company included in the Prospectus present fairly the information shown therein and have been compiled, apart from reclassifications disclosed therein, on a basis consistent with that of the audited financial statements of the Company included or incorporated by reference in the Prospectus.

            (j) There is no pending action, suit, investigation, litigation or proceeding, including, without limitation, any environmental action, affecting the Company or any of its "significant subsidiaries" before any court, governmental agency or arbitration that is reasonably likely to have a material adverse effect on the business, properties, financial condition or results of operations of the Company, except as disclosed in the Prospectus.

      The Company's covenants, warranties and representations contained in this Agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of any person, and shall survive the delivery of and payment for the Shares hereunder.

      6. Warranties of Underwriters:

            (a) Each Underwriter warrants and represents that the information furnished in writing to the Company through the Representatives for use in the Registration Statement, in the Basic Prospectus, in the Prospectus, or in the Prospectus as amended or supplemented is correct as to such Underwriter.

            (b) Each of the Underwriters represents and agrees that it has not and will not offer, sell or deliver any of the Shares directly or indirectly, or distribute the Prospectus or any other offering material relating to the Shares, in or from any jurisdiction except under circumstances that will result in compliance with the applicable laws and regulations thereof and in a manner that will not impose any obligations on the Company except as set forth in this Agreement.

      The warranties and representations of such Underwriter contained in this Agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or other person, and shall survive the delivery of and payment for the Shares hereunder.

      7. Indemnification and Contribution:

            (a) To the extent permitted by law, the Company agrees to indemnify and hold you harmless and each person, if any, who controls you within the meaning of Section 15 of the Act, against any and all losses, claims, damages or liabilities, joint or several, to which you, they or any of you or them may become subject under the Act or otherwise, and to reimburse you and such controlling person or persons, if any, for any legal or other expenses incurred by you or them in connection with defending any action, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any alleged untrue statement or untrue statement of a material fact contained in the Registration Statement, in the Basic Prospectus (if used prior to the effective date of this Agreement), or in the Prospectus, or if the Company shall furnish or cause to be furnished to you any amendments or any supplements to the Prospectus, in the Prospectus as so amended or supplemented except to the extent that such amendments or supplements relate solely to securities other than the Shares (provided that if such Prospectus or such Prospectus, as amended or supplemented, is used after the period of time referred to in Section 4(b) hereof, it shall contain such amendments or supplements as the Company deems necessary to comply with Section 10(a) of the Act), or arise out of or are based upon any alleged omission or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such alleged untrue statement or omission, or untrue statement or omission which was made in the Registration Statement, in the Basic Prospectus or in the Prospectus, or in the Prospectus as so amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by or through the Representatives expressly for use therein and except that this indemnity shall not inure to your benefit (or of any person controlling you) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Shares to any person if such loss arises from the fact that a copy of the Prospectus, as the same may then be supplemented or amended to the extent such Prospectus was provided to you by the Company (excluding, however, any document then incorporated or deemed incorporated therein by reference), was not sent or given by you to such person with or prior to the written confirmation of the sale involved and the alleged omission or alleged untrue statement or omission or untrue statement was corrected in the Prospectus as supplemented or amended at the time of such confirmation, and such Prospectus, as amended or supplemented, was timely delivered to you by the Company prior to the written confirmation of the sale involved. You agree promptly after the receipt by you of written notice of the commencement of any action in respect to which indemnity from the Company on account of its agreement contained in this Section 7(a) may be sought by you, or by any person controlling you, to notify the Company in writing of the commencement thereof, but your omission so to notify the Company of any such action shall not release the Company from any liability which it may have to you or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 7(a). In case any such action shall be brought against you or any such person controlling you and you shall notify the Company of the commencement thereof, as above provided, the Company shall be entitled to participate in, and, to the extent that it shall wish, including the selection of counsel (such counsel to be reasonably acceptable to the indemnified party), to direct the defense thereof at its own expense. In case the Company elects to direct such defense and select such counsel (hereinafter, Company's counsel), you or any controlling person shall have the right to employ your own counsel, but, in any such case, the fees and expenses of such counsel shall be at your expense unless (i) the Company has agreed in writing to pay such fees and expenses or (ii) the named parties to any such action (including any impleaded parties) include both you or any controlling person and the Company and you or any controlling person shall have been advised by your counsel that a conflict of interest between the Company and you or any controlling person may arise (and the Company's counsel shall have concurred in good faith with such advice) and for this reason it is not desirable for the Company's counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for you or any controlling person (plus any local counsel retained by you or any controlling person in their reasonable judgment), which firm (or firms) shall be designated in writing by you or any controlling person).

            (b) Each Underwriter agrees, to the extent permitted by law, to indemnify, hold harmless and reimburse the Company, its directors and such of its officers as shall have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act, to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 7(a) hereof, but only with respect to untrue statements or alleged untrue statements or omissions or alleged omissions made in the Registration Statement, or in the Basic Prospectus, or in the Prospectus, or in the Prospectus as so amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of such Underwriter expressly for use therein. The Company agrees promptly after the receipt by it of written notice of the commencement of any action in respect to which indemnity from you on account of your agreement contained in this Section 7(b) may be sought by the Company, or by any person controlling the Company, to notify you in writing of the commencement thereof, but the Company's omission so to notify you of any such action shall not release you from any liability which you may have to the Company or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 7(b).

            (c) If recovery is not available or insufficient under Section 7(a) or 7(b) hereof for any reason other than as specified therein, the indemnified party shall be entitled to contribution for any and all losses, claims, damages, liabilities and expenses for which such indemnification is so unavailable or insufficient under this Section 7(c). In determining the amount of contribution to which such indemnified party is entitled, there shall be considered the portion of the proceeds of the offering of the Shares realized, the relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any equitable considerations appropriate under the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) without reference to the considerations called for in the previous sentence. No Underwriter or any person controlling such Underwriter shall be obligated to contribute any amount or amounts hereunder which in the aggregate exceeds the total price of the Shares purchased by such Underwriter under this Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same claim or any substantially similar claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. An Underwriter's obligation to contribute under this Section 7 is in proportion to its purchase obligation and not joint with any other Underwriter.

            (d) No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent
      (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such indemnified party.

            (e) In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.

      The agreements contained in Section 7 hereof shall remain in full force and effect regardless of any investigation made by or on behalf of any person, and shall survive the delivery of and payment for the Shares hereunder.

      8. Default of Underwriters: If any Underwriter under this Agreement shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the number of Shares which it has agreed to purchase and pay for hereunder, and the number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the number of the Shares, the other Underwriters shall be obligated severally in the proportions which the number of Shares set forth opposite their names in Exhibit 1 hereto bear to the number of Shares set forth opposite the names of all such non-defaulting Underwriters, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on the terms set forth herein; provided that in no event shall the number of Shares which any Underwriter has agreed to purchase pursuant to Section 1 hereof be increased pursuant to this Section 8 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. In the event of any such purchase, (a) the non-defaulting Underwriters or the Company shall have the right to fix as a postponed Closing Date a date not exceeding four full business days after the date specified in
Section 2 and (b) the respective number of Shares to be purchased by the non-defaulting Underwriters shall be taken as the basis of their respective underwriting obligations for all purposes of this Agreement. If any Underwriter or Underwriters shall fail or refuse to purchase Shares and the number of Shares with respect to which such default occurs is more than one-tenth of the number of the Shares then this Agreement shall terminate without liability on the part of any non-defaulting Underwriter; provided, however, that the non-defaulting Underwriters may agree, in their sole discretion, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on the terms set forth herein. In the event of any such termination, the Company shall not be under any liability to any Underwriter (except to the extent, if any, provided in Section 4(h) hereof), nor shall any Underwriter (other than an Underwriter who shall have failed or refused to purchase the Shares without some reason sufficient to justify, in accordance with the terms hereof, its termination of its obligations hereunder) be under any liability to the Company or any other Underwriter.

      Nothing herein contained shall release any defaulting Underwriter from its liability to the Company or any non-defaulting Underwriter for damages occasioned by its default hereunder.

      9. Termination of Agreement by the Underwriters: This Agreement may be terminated at any time prior to the Closing Date by the Representatives if, after the execution and delivery of this Agreement and prior to the Closing Date, in the Representatives' reasonable judgment, the Underwriters' ability to market the Shares shall have been materially adversely affected because:

            (a) trading in securities on the New York Stock Exchange shall have been generally suspended by the Commission or by the New York Stock Exchange, or trading in the securities of the Company shall have been suspended by the New York Stock Exchange, or

            (b) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other national or international calamity or crisis, or

            (c) a general banking moratorium shall have been declared by Federal or New York State authorities.

      If the Representatives elect to terminate this Agreement, as provided in this Section 9, the Representatives will promptly notify the Company by telephone or by telex or facsimile transmission, confirmed in writing. If this Agreement shall not be carried out by any Underwriter for any reason permitted hereunder, or if the sale of the Shares to the Underwriters as herein contemplated shall not be carried out because the Company is not able to comply with the terms hereof, the Company shall not be under any obligation under this Agreement and shall not be liable to any Underwriter or to any member of any selling group for the loss of anticipated profits from the transactions contemplated by this Agreement (except that the Company shall remain liable to the extent provided in Sections 4(g), 4(h) and 7 hereof) and the Underwriters shall be under no liability to the Company nor be under any liability under this Agreement to one another.

      10. Notices: All notices hereunder shall, unless otherwise expressly provided, be in writing and be delivered at or mailed to the following addresses or by telex or facsimile transmission confirmed in writing to the following addresses:if to the Underwriters, to the Representatives at the following firms:

      J.P. Morgan Securities Inc.
      277 Park Avenue
      New York, New York 10017
      Attention: Syndicate Desk

      Salomon Smith Barney Inc.
      388 Greenwich Avenue
      New York, New York 10013
      Attention: Syndicate Department

and, if to the Company, to American Electric Power Company, Inc., c/o American Electric Power Service Corporation, 1 Riverside Plaza, Columbus, Ohio 43215, Attention: A. A. Pena, Treasurer, (fax 614/223-1687).

      11. Parties in Interest: The agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company (including the directors thereof and such of the officers thereof as shall have signed the Registration Statement), the controlling persons, if any, referred to in Section 7 hereof, and their respective successors, assigns, executors and administrators, and, except as expressly otherwise provided in Section 8 hereof, no other person shall acquire or have any right under or by the virtue of this Agreement.

      12. Definition of Certain Terms: If there be two or more persons, firms or corporations named in Exhibit 1 hereto, the term "Underwriters", as used herein, shall be deemed to mean the several persons, firms or corporations, so named (including the Representatives herein mentioned, if so named) and any party or parties substituted pursuant to Section 8 hereof, and the term "Representative", as used herein, shall be deemed to mean the representative or representatives designated by, or in the manner authorized by, the Underwriters. All obligations of the Underwriters hereunder are several and not joint. If there shall be only one person, firm or corporation named in Exhibit 1 hereto, the term "Underwriters" and the term "Representative", as used herein, shall mean such person, firm or corporation. The term "successors" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the Shares from any of the respective Underwriters.

      13. Conditions of the Company's Obligations: The obligations of the Company hereunder are subject to (i) the Underwriters' performance of their obligations hereunder; and (ii) that at the Closing Date the Commission shall have issued an appropriate order under the Act and 1935 Act, and such orders shall remain in full force and effect, authorizing the transactions contemplated hereby. In case these conditions shall not have been fulfilled, this Agreement may be terminated by the Company upon notice thereof to the Underwriters. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 4(g), 4(h) and 7 hereof.

      14. Offering by Underwriters: It is understood that the several Underwriters propose to offer the Shares for sale to the public as set forth in the Prospectus.

      15. Applicable Law: This Agreement will be governed and construed in accordance with the laws of the State of New York.

      16. Execution of Counterparts: This Agreement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, on the date first above written.

                              AMERICAN ELECTRIC POWER COMPANY, INC.


                              By: __/s/ Geoffrey S. Chatas______
                                    Name:  Geoffrey S. Chatas
                                    Title:  Assistant Treasurer



J.P. MORGAN SECURITIES INC.


By: _/s/ Francois Poirier____
      Managing Director



SALOMON SMITH BARNEY INC.


By: _/s/ Henry A. Clark III__
      Managing Director


as Representatives
and on behalf of the Underwriters
named in Exhibit 1 hereto



                                    EXHIBIT 1

Name of Underwriter                               Number of Underwritten
                                                  Shares to be Purchased

J.P. Morgan Securities Inc.                        16,250,013
Salomon Smith Barney Inc.                          16,250,012
Banc of America Securities LLC                     10,000,000
BNP Paribas Securities Corp.                        1,071,425
Danske Markets Inc.                                 1,071,425
Goldman, Sachs & Co.                                1,071,425
Lehman Brothers Inc.                                1,071,425
McDonald Investments Inc.                           1,071,425
Morgan Stanley & Co. Incorporated                   1,071,425
UBS Warburg LLC                                     1,071,425

    TOTAL                                          50,000,000
                                                  ===========



                                                                     EXHIBIT A-1

                      OPINION OF SIMPSON THACHER & BARTLETT

      (a) The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of New York and has full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus.

      (b) An appropriate order of the Commission legally required for the issuance and sale of the Shares by the Company under the Public Utility Holding Company Act of 1935 has been obtained; such order is sufficient for the issuance and sale of the Shares by the Company; and no other order, consent or other authorization or approval of any United States federal or New York State governmental body (other than in connection or in compliance with the previsions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) not already obtained is legally required for the issuance and sale of the Shares by the Company in accordance with the terms of the Underwriting Agreement, the performance by the Company of its obligations with respect to the Shares and under the Underwriting Agreement and the Indenture.

      (c) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

      (d) The Shares have been authorized by the Company, upon payment and delivery in accordance with the Underwriting Agreement, will be validly issued, fully paid and nonassessable.

      (e) There are no preemptive rights under federal or New York law to subscribe for or to purchase the Shares; there are no preemptive or other rights to subscribe for or to purchase the Shares pursuant to the Restated Certificate of Incorporation or By-Laws of the Company.

      (f) The issue and sale of the Shares by the Company and the compliance by the Company with all of the provisions of the Underwriting Agreement will not violate any Federal or New York statute or any order known to us issued pursuant to any Federal or New York statute by any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties (except that various consents of, and filings with governmental authorities of, the State of New York may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or "blue sky" laws of the State of New York).

      (g) The statements made in the Prospectus under the captions "Description of Common Stock," insofar as they purport to constitute summaries of the terms of the Company's Common Stock (including the Shares), constitute accurate summaries of the terms of such Common Stock in all material respects.

      (h) Subject to the qualifications, exceptions, assumptions and limitations therein, the statements set forth in the Prospectus under the caption "United States Federal Income Tax Consequences," insofar as they purport to constitute summaries of matters of United States federal tax laws and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

      Our opinion set forth in paragraph (h) above is based upon the Internal Revenue Code of 1986, as amended, the Treasury regulations promulgated thereunder and other relevant authorities and law, all as in effect on the date hereof. Consequently, future changes in the law may cause the tax treatment of the transactions referred to herein to be materially different from that described above.

      We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs (l) and (m) above. In the course of the preparation by the Company of the Registration Statement and the Prospectus (excluding the Exchange Act Documents), we participated in conferences with certain officers and employees of the Company, with your representatives, with Underwriters' counsel, Dewey Ballantine LLP, with representatives of Deloitte & Touche LLP and with other counsel to the Company. We did not prepare the Exchange Act Documents; however, we reviewed the Annual Report on Form 10-K for the Company for the fiscal year ended December 31, [2001] prior to its filing with the Commission. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Prospectus (excluding the Exchange Act Documents) and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of February , 2003, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission on such effective date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act Documents) contained as of February , 2003 or contains any untrue statement of a material fact or omitted as February , 2003 or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.



                                                                     EXHIBIT A-2

                    OPINION OF THOMAS G. BERKEMEYER, ESQ.

      (a) The execution, delivery and performance by the Company of the Underwriting Agreement, the issuance of the Shares and the consummation by the Company of the transactions contemplated therein and compliance by the Company with their obligations thereunder do not and will not result in any violation of the charter or bylaws of the Company will not result in the violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, governmental instrumentality or court having jurisdiction over the Company or its properties or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by the Underwriting Agreement).

      (b) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

      (c) An appropriate order of the Commission legally required for the issuance and sale of the Shares by the Company under the Public Utility Holding Company Act of 1935, as amended, has been obtained; such order is sufficient for the issuance and sale of the Shares by the Company; and the Commission has issued an appropriate order under the Securities Act of 1933, as amended, with respect to the sale of the Shares. No other approval or consent of any governmental body is required for the issuance and sale of the Shares to you or the performance by the Company of its obligations under the Underwriting Agreement, the Indenture or the Supplemental Indenture. I have not considered whether any approval or consent is required under the blue sky laws of any jurisdiction.



                                                                       EXHIBIT B

                         OPINION OF DEWEY BALLANTINE LLP

      (a) The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of New York and has full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus.

      (b) An appropriate order of the Commission legally required for the issuance and sale of the Shares by the Company under the Public Utility Holding Company Act of 1935 has been obtained; such order is sufficient for the issuance and sale of the Shares by the Company; and no other order, consent or other authorization or approval of any United States federal or New York State governmental body (other than in connection or in compliance with the previsions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) not already obtained is legally required for the issuance and sale of the Shares by the Company in accordance with the terms of the Underwriting Agreement, the performance by the Company of its obligations with respect to the Shares and under the Underwriting Agreement and the Indenture.

      (c) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

      (d) The Shares have been authorized by the Company, upon payment and delivery in accordance with the Underwriting Agreement, will be validly issued, fully paid and nonassessable.

      (e) There are no preemptive rights under federal or New York law to subscribe for or to purchase the Shares; there are no preemptive or other rights to subscribe for or to purchase the Shares pursuant to the Restated Certificate of Incorporation or By-Laws of the Company.

      (f) The statements made in the Prospectus under the captions "Description of Common Stock," insofar as they purport to constitute summaries of the terms of the Company's Common Stock (including the Shares), constitute accurate summaries of the terms of such Common Stock in all material respects.



                                                                       EXHIBIT C

                          LETTER FROM DELOITTE & TOUCHE

                    DATED AS OF THE DATE OF THIS AGREEMENT


[To come]



                                                                       EXHIBIT D

        E.R. Brooks
        Donald M. Carlton
        John P. DesBarres
        E. Linn Draper, Jr.
        Henry W. Fayne
        Robert W. Fri
        Thomas M. Hagan
        William R. Howell
        Lester A. Hudson, Jr.
        Holly Keller Koeppel
        Leonard J. Kujawa
        Robert P. Powers
        Richard L. Sandor
        Thomas V. Shockley, III
        Donald G. Smith
        Linda Gillespie Stuntz
        Kathryn D. Sullivan
        Susan Tomasky



                                                                       EXHIBIT E

                      AMERICAN ELECTRIC POWER COMPANY, INC.

                                Lock-Up Agreement

February   , 2003

J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
      As Representatives of the several Underwriters

Ladies and Gentlemen:

      This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between the Company and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of up to , ,000 shares of Common Stock, $6.50 par value (the "Shares") of the Company.

      In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Shares and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement, other than shares of Common Stock disposed of as bona fide gifts approved by the Representatives.

      If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

      The undersigned understands that the Company and the Underwriters are relying on this Lock-Up Agreement in proceeding with the offering of the Shares. The undersigned understands that this Lock-Up Agreement is irrevocable and shall be binding on the undersigned's heirs, legal representatives, successors and assigns.

Yours very truly,

[Signature of executive officer or director]

[Name of executive officer or director]


--------
*Plus an option to purchase from American  Electric Power Company,  Inc. up to
            7,500,000 additional shares to cover over-allotments.



                                                                     Exhibit 4.1

COMMON STOCK                                                       COMMON STOCK

CERTIFICATE NUMBER

THIS CERTIFICATE IS TRANSFERABLE
IN CANTON, MA, JERSEY CITY, NJ
OR NEW YORK, NY

       INCORPORATED                           OF THE STATE
       UNDER THE LAWS                         OF NEW YORK

               AMERICAN ELECTRIC POWER COMPANY, INC.

                                                  CUSIP 025537 10 1
                                                    SEE REVERSE FOR
                                                CERTAIN DEFINITIONS

This Certifies that

is the owner of

    FULL-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

American Electric Power Company, Inc., transferable on the books of the Company in person or by duly authorized attorney upon surrender of the certificate properly endorsed. This certificate and the shares represented hereunder are issued and shall be held subject to all provisions of the Restated Certificate of Incorporation, as amended, of the Company (a copy of which is on file with the Transfer Agent) to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

       Witness the seal of the Company and the signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED:
       EQUISERVE TRUST COMPANY, N.A.
              TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE                TREASURER             CHAIRMAN OF THE BOARD

AMERICAN ELECTRIC POWER COMPANY, INC.
CORPORATE SEAL
NEW YORK

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -___ Custodian ______
                                                          (Cust)         (Minor)
TEN ENT - as tenants by the entireties    under Uniform Gifts to Minors Act


                                           ______________________________
JT TEN  - as joint tenants with right                  (State)
of survivorship and not as tenants
in common

       Additional abbreviations may also be used though not in the above list.

       For value received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
  INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
_______________________________________________________________________________

________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________________________________________________________
Attorney to transfer the said Stock registered on the books of the within-named Company with full power of substitution in the premises.

Dated ___________________


                                                ______________________________


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. THE SIGNATURE OF THE PERSON EXECUTING THIS
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SAVINGS ASSOCIATION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE
SECURITIES TRANSFER ASSOCIATION, INC.